UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 19, 2009 (August 17, 2009)
(Date of Report (date of earliest event reported))

Hughes Network Systems, LLC
(Exact name of Registrant as specified in its charter)

Delaware	333-138009	11-3735091
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee IdentificationNumber)

11717 Exploration Lane Germantown, Maryland 20876
(Address of principal executive office and Zip code

 (301) 428-5500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events.

    On August 17, 2009, Hughes Network Systems, LLC (“Hughes” or the “Company”), together with HNS Finance Corp. (together, the “Issuers”), completed the registered exchange offer pursuant to which $150,000,000 of the Issuers’ previously outstanding $150,000,000 aggregate principal amount of their 9½% Senior Notes due 2014 were exchanged  for an equal aggregate principal amount of their 9½% Senior Notes due 2014 that have been registered under the Securities Act of 1933, as amended.  A copy of the press release announcing the completion of the exchange offer is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this report.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

    The exhibit to this Current Report on Form 8-K is listed on the Exhibit Index on page 4 hereof, which is incorporated by reference in this Item 9.01(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hughes Network Systems, LLC

Date: August 19, 2009	By:	/s/ Deepak Dutt
	Name:	Deepak Dutt
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated August 17, 2009 issued by Hughes Network Systems, LLC announcing the completion of the exchange offer.